                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): JUNE 13, 2002
                                                          -------------



                           CASELLA WASTE SYSTEMS, INC.
             (Exact name of registrant as specified in its chapter)



           Delaware                    000-23211                03-0338873
----------------------------    ------------------------    -------------------
(State or other jurisdiction    (Commission File Number)      (IRS Employer
      of incorporation)                                     Identification No.)


 25 GREENS HILL LANE, RUTLAND, VERMONT                            05701
----------------------------------------                     ----------------
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:  (802) 775-0325
                                                     --------------



            --------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     The Audit Committee of the Board of Directors (the "Audit Committee") of Casella Waste Systems, Inc. (the "Company") considers and recommends to the Board of Directors the selection of the Company's independent public accountants. As recommended by the Audit Committee, the Board of Directors on May 20, 2002, decided to no longer engage its independent accountants, Arthur Andersen LLP, and engaged KPMG LLP ("KPMG") to serve as the Company's independent accountants for the fiscal year ending April 30, 2003 and to audit the Company's financial statements for the fiscal year ended April 30, 2002. The Audit Committee's recommendation to engage KPMG was based on the assumption that certain individuals from Arthur Andersen's Boston, Mass. office, including the team auditing the Company, would join KPMG. That event did not occur. As a result, the Audit Committee subsequently reconsidered its recommendation and, as recommended by the Audit Committee, the Board of Directors on June 13, 2002 decided to no longer engage KPMG, and engaged PricewaterhouseCoopers LLP ("PWC") to serve as the Company's independent accountants for the fiscal year ending April 30, 2003 and to audit the Company's financial statements for the fiscal year ended April 30, 2002. The appointment of PWC is subject to ratification by the Company's stockholders at the 2002 annual meeting of stockholders.

     KPMG did not report on the Company's consolidated financial statements for the fiscal years ended April 30, 2001 and April 30, 2000 and therefore did not issue a report that contained any adverse opinion or disclaimer of opinion, or that was qualified or modified as to uncertainty, audit scope or accounting principles.

     During the two most recent fiscal years ended April 30, 2002 and April 30, 2001, and the subsequent interim period through the date of this Form 8-K, there were (i) no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to KPMG's satisfaction, would have caused them to make reference to the subject matter in connection with their reports on the Company's consolidated financial statements for such years, and (ii) no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

     The Company provided KPMG with a copy of the foregoing disclosures. Attached to this report as Exhibit 16.1, and incorporated herein by reference, is a copy of KPMG's letter to the Securities and Exchange Commission, dated June 13, 2002, stating KPMG's agreement with such statements.

     During the two most recent fiscal years ended April 30, 2002 and April 30, 2001, and the subsequent interim period through the date of this Form 8-K, the Company did not consult with

PWC with respect to any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits

EXHIBIT NUMBER    DESCRIPTION

     16.1 Letter from KPMG LLP to the Securities and Exchange Commission, dated June 13, 2002.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       CASELLA WASTE SYSTEMS, INC.



                                       BY: /S/ JOHN W. CASELLA
                                          -----------------------------------
                                       Name: John W. Casella
                                       Title: Chief Executive Officer

Date: June 18, 2002

                                  EXHIBIT INDEX

EXHIBIT NUMBER   DESCRIPTION

    16.1 Letter from KPMG LLP to the Securities and Exchange Commission, dated June 13, 2002.